Prospectus Supplement	February 14, 2019

George Putnam Balanced Fund
Prospectus dated November 30, 2018

Effective February 28, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2019
Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2016
Emily Shanks, Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisor
Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective February 28, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

	Joined
Portfolio managers	fund	Employer	Positions over past five years
Kathryn Lakin	2019	Putnam Management	Director of Equity Research
		2012 – Present	Previously, Co-Director of Equity
			Research, Assistant Director of
			Global Equity Research
Paul Scanlon	2016	Putnam Management	Co-Head of Fixed Income
		1999 – Present
Emily Shanks	2019	Putnam Management	Portfolio Manager
		2012 – Present	Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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